UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 30, 2023

Ciena Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36250

Delaware
(State or other jurisdiction of incorporation)
7035 Ridge Road, Hanover, MD
(Address of principal executive offices)

23-2725311
(IRS Employer Identification No.)
21076
(Zip Code)
Registrant's telephone number, including area code: (410) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CIEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 30, 2023, Ciena Corporation ("Ciena") held its 2023 annual meeting of stockholders (the "Annual Meeting"). As of the January 30, 2023 record date, there were 149,157,588 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters described below were voted on by stockholders at the Annual Meeting and the number of votes cast with respect to each matter, and with respect to the election of directors, were as indicated below:

Proposal 1	For	Against	Abstain	Non-Votes

Election to the Board of Directors of two Class II directors:
Joanne B. Olsen	110,037,578	15,021,628	61,308	9,194,448
Gary B. Smith	120,182,622	4,883,067	54,825	9,194,448

Each director nominee above was elected by the vote of the majority of the votes cast by stockholders in accordance with Ciena's bylaws. Each Class II director will serve a three-year term expiring at the 2026 annual meeting of stockholders.

Proposal 2	For	Against	Abstain	Non-Votes

Ratification of the appointment of PricewaterhouseCoopers LLP as Ciena's independent registered public accounting firm for the fiscal year ending October 31, 2023:	126,483,165	7,782,104	49,693	(0)

Proposal 3	For	Against	Abstain	Non-Votes

A stockholder advisory vote on the named executive officer compensation described in the proxy materials:	113,423,177	11,590,520	106,817	9,194,448

Proposals 2 and 3 were each approved by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on these proposals, with abstentions having the same effect as a vote “AGAINST” and broker non-votes not counted as a vote either “FOR” or “AGAINST” and having no effect on the outcome of the vote.

Proposal 4	1 Year	2 Years	3 Years	Abstain	Non-Votes

A stockholder advisory vote on the frequency of future stockholder advisory votes on named executive officer compensation:	121,182,185	64,189	3,806,453	67,687	9,194,448

A majority of the total votes cast by stockholders on Proposal 4 were cast in favor of holding the stockholder advisory vote on named executive officer compensation every one year. In accordance with Ciena’s Board of Directors’ recommendation and based on the results of the vote of Ciena’s stockholders, the Board of Directors has determined that Ciena will hold a stockholder advisory vote on named executive officer compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: April 3, 2023	By:	/S/ Sheela Kosaraju
Sheela Kosaraju
SVP, General Counsel and Assistant Secretary